MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement
MERIT 7
Payment Date:     28-Jul-97
Reporting Month:  June

           Class
           Interest   Beginning       Interest      Interest      Principal      Total          Applied Ending
Class      Rate       Balance         Accrual       Payment       Payment        Distribution   Losses  Balance
Class A-1  6.207500%  $269,984,454.33 $1,396,607.08 $1,396,607.08 $10,040,711.38 $11,437,318.46 $0.00   $259,943,742.95
Class A-2 15.000000%   $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3  7.000000%   $22,302,201.31   $130,096.17   $130,096.17    $430,721.35    $560,817.52 $0.00    $21,871,479.96
Class A-4  7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5  6.207500%   $10,847,900.11    $56,115.28    $56,115.28    $261,653.69    $317,768.97 $0.00    $10,586,246.42

                      $355,634,555.75 $2,195,318.53 $2,195,318.53 $10,733,086.42 $12,928,404.95 $0.00   $344,901,469.33


Class     CUSIP     Priority Principal Type Interest Type
Class A-1 589962AT6 Senior   Sequential     Floater
Class A-2 589962AU3 Senior   Sequential     Floater
Class A-3 589962AV1 Senior   Sequential     Fixed
Class A-4 589962AW  Senior   Sequential     Fixed
Class A-5 589962AX7 Senior   Sequential     Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:     28-Jul-97
Reporting Month:  June


                                                           Interest     Interest    Principal
          Original        Original  Integral     Record    Accrual      Payment     Payment    Ending          Remaining
Class     Balance         Pct Pool  Denomination Date      Factor       Factor      Factor     Balance         Principal Factor
Class A-1 $435,000,000.00 78.06%    $1,000.00    30-Jun-97  3.21059099   3.21059099 23.0820951 $259,943,742.95 0.59757182
Class A-2  $45,500,000.00  8.17%    $1,000.00    30-Jun-97 12.50000000  12.50000000  0.0000000  $45,500,000.00 1.00000000
Class A-3  $26,300,000.00  4.72%    $1,000.00    30-Jun-97  4.94662243   4.94662243 16.3772376  $21,871,479.96 0.83161521
Class A-4   $7,000,000.00  1.26%    $1,000.00    30-Jun-97  6.25000000   6.25000000  0.0000000   $7,000,000.00 1.00000000
Class A-5  $14,750,000.00  2.65%    $1,000.00    30-Jun-97  3.80442576   3.80442576 17.7392332  $10,586,246.42 0.71771162

          $528,550,000.00                                                                      $344,901,469.33

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   28-Jul-97
Report Date:    June

Collateral Proceeds Account


Beginning Balance                                    $0.00

Deposits                                                         Withdrawals

Interest Net of Servicing Fee                $2,857,863.38       Interest Payments                 $2,195,318.53
Principal                                   $10,733,086.42       Principal Payments               $10,733,086.42
Deposits From Reserve Fund                           $0.00       Surplus                             $625,180.52
Other Deposits                                       $0.00       MBIA Fee                             $37,364.33
                                                                 Discount Principal Reserve                $0.00

Total Deposit                               $13,590,949.80       Total Withdrawals                $13,590,949.80

                                                                 Ending Balance                            $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 7

  Payment Date:         28-Jul-97
  Reporting Month       June

  Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses     Insured Balance Ending Balance
Type
Pool Over Collateralization 5.15% $28,702,601.63 7.42% $28,492,776.94 $0.00       $47,820.60 $373,346,425.68 7.62% $28,444,956.34

Surplus Summary

Class                             Total Distribution
Surplus                           $625,180.52

Delinquency Statistics
                                   Current                 % of
                       # of Loans  Balance                 Current Balance
30+ Days               105         $12,742,883             3.41%
60+ Days                26          $3,486,478             0.93%
90+ Days                66          $7,215,258             1.93%
Foreclosure             57          $9,433,116             2.53%
REO                     24          $3,374,152             0.90%

Totals                 278         $36,251,887             9.71%


Advances on Delinquencies                                      $251,819.89
Non-Recoverable Advances on Delinquencies                            $0.00